EXHIBIT 99.4

AMENDMENT NO. 3
to
CREDIT AGREEMENT (FIVE-YEAR FACILITY)

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (FIVE-YEAR FACILITY) (this “Amendment”), dated as of September 18, 2008, is entered into by and among Caterpillar Inc. (“Caterpillar”), Caterpillar Financial Services Corporation (“CFSC”), Caterpillar Finance Corporation (“CFC”) and Caterpillar International Finance Limited (f/k/a Caterpillar International Finance p.l.c. “CIF”, and together with Caterpillar, CFSC and CFC, the “Borrowers”), the Banks, Japan Local Currency Banks and Local Currency Banks party hereto (collectively, the “Banks”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Credit Agreement (as defined below), Citibank International plc, as the Local Currency Agent under the Credit Agreement (as defined below) (the “Local Currency Agent”), and Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agents are parties to the Credit Agreement (Five-Year Facility), dated as of September 21, 2006 (as amended on September 20, 2007, as amended on March 10, 2008, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  The Borrowers have requested that the Banks and the Agents amend the Credit Agreement as hereinafter set forth, and the Banks and the Agents have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1. Amendments to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1    The definition of “Caterpillar Purchase Claims” set forth in Section 1.01 is amended and restated in its entirety as follows:

“Caterpillar Purchase Claims” means the outstanding liens on or claims against or in respect of any of the accounts receivable of Caterpillar or any of its Subsidiaries (excluding CFSC and CFSC’s Subsidiaries) arising out of the sale or securitization by Caterpillar or any of its Subsidiaries (excluding CFSC and CSFC’s Subsidiaries) of such accounts receivable.

1.2    The definition of “CFSC Purchase Claims” set forth in Section 1.01 is amended and restated in its entirety as follows:

“CFSC Purchase Claims” means the outstanding liens on or claims against or in respect of any of the accounts receivable of CFSC or any of its Subsidiaries arising out of the sale or securitization by CFSC or any such Subsidiaries of  such accounts receivable.

1.3    The definition of “364-Day Credit Agreement” set forth in Section 1.01 is amended and restated in its entirety as follows:

“364-Day Credit Agreement” means that certain Credit Agreement (364-Day Facility) dated as of September 18, 2008, among Caterpillar, CFSC, CFC, certain financial institutions party thereto, BTMU, as the Japan Local Currency Agent thereunder, and Citibank, as agent for such financial institutions, as the same may be amended, restated, supplemented or otherwise modified from time to time.

1.4    Section 5.02(a) is amended and restated in its entirety as follows:

(a)    Liens, Etc.  Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance of any kind, (excluding Caterpillar Purchase Claims and CFSC Purchase Claims, to the extent that such Purchase Claims could be deemed to constitute liens or security interests), upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income (excluding any assignment of accounts receivable arising out of or in connection with the sale or securitization by Caterpillar, CFSC or any Subsidiary of either of its accounts receivable giving rise to Caterpillar Purchase Claims or CFSC Purchase Claims), in each case to secure or provide for the payment of any Debt of any Person, if the aggregate amount of the Debt so secured (or for which payment has been provided) would at any time exceed an amount equal to 10% of Consolidated Net Tangible Assets of such Borrower.

1.5    Section 5.02(b) is amended by amending and restating the phrase beginning with the first occurrence of the words “except that” and ending with the words “any other Person” immediately before the proviso at the end of Section 5.02(b) as follows:

except that any Subsidiary of such Borrower may merge or consolidate with or into, or transfer assets to, or acquire assets of, such Borrower or any other Subsidiary of such Borrower and except that any Subsidiary of such Borrower may merge into or transfer assets to such Borrower and such Borrower may merge with, and any Subsidiary of such Borrower may merge or consolidate with or into, any other Person,

1.6    Section 5.04(a) is amended and restated in its entirety as follows:

(a)    Ratio of CFSC Consolidated Debt to Consolidated Net Worth.

    (i)    Maintain at all times a ratio (the “Leverage Ratio”) of CFSC Consolidated Debt to CFSC’s Consolidated Net Worth of not greater than 10.0 to 1.  For purposes of this subsection (i), the Leverage Ratio at any time shall be equal to the average of the Leverage Ratios as determined on the last day of each of the six preceding calendar months.

    (ii)    Maintain a Leverage Ratio of not greater than 10.0 to 1 on each December 31, commencing December 31, 2008.  For purposes of this subsection (ii), the Leverage Ratio shall be the ratio of CFSC Consolidated Debt to CFSC’s Consolidated Net Worth on the date for which computed.

1.7    Section 6.01(e) is amended to add the following proviso at the end thereof:

provided, however, that the filing of one or more of the proceedings and/or the occurrence of one or more of the other events described in this Section 6.01(e) with respect to Elektrocieplownia Starachowice Sp. z o.o., Przedsiebiorstwo Energetyki Cieplnej “Bugaj” Sp. z o.o., Necoles Investments, B.V. or Caterpillar Power Ventures Europe, B.V. shall not constitute an Event of Default; or

1.8    Section 8.07(f) is amended and restated in its entirety as follows:

(f)    Notwithstanding the foregoing, any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including, without limitation, rights to payments of principal of and/or interest on the Advances) to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank, without prior notice to or consent of the Borrowers or the Agent; provided that no such pledge or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

1.9    Article VII is amended to add the following new Section 7.08 at the end thereof:

SECTION 7.08.  Delegation of Duties.  The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under the Japan Local Currency Addendum by or through any one or more sub-agents appointed by the Agent.  The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective affiliates or through their or their respective affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, fund managers and advisors (for purposes of this Section, the “Related Parties”).  Each such sub-agent and the Related Parties of the Agent and each such sub-agent shall be entitled to the benefits of all provisions of this Article VII and Section 8.04 (as though such sub-agents were the “Agent” hereunder or under the Japan Local currency Addendum) as if set forth in full herein with respect thereto.

SECTION 2. Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 3. Condition Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of duly executed originals of this Amendment from each Borrower, the Agents and the Banks.

SECTION 4. Covenants, Representations and Warranties of the Borrowers.

4.1    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

4.2    Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) upon the effectiveness of this Amendment, no Event of Default shall exist with respect to such Borrower and no event shall exist which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 5. Reference to and Effect on the Credit Agreement.

5.1    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2    Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By /s/ Kevin E. Colgan
      Name: Kevin E. Colgan
        Title: Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By /s/ James A. Duensing
      Name: James A. Duensing
        Title: Executive Vice President and Chief Financial Officer

CATERPILLAR INTERNATIONAL FINANCE LIMITED (f/k/a Caterpillar International Finance p.l.c.)

By /s/ David A. Kacynski
      Name:  David A. Kacynski
        Title: Director

CATERPILLAR FINANCE CORPORATION

By /s/ David A. Kacynski
      Name: David A. Kacynski
        Title: Director

CITIBANK, N.A., as Administrative Agent

By /s/ Kevin A Ege
      Name:  Kevin A Ege
        Title:  Vice President

CITIBANK INTERNATIONAL plc, as Local Currency Agent

By /s/ Alasdair Watson
      Name:  Alasdair Watson
        Title:  Senior Specialist

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By /s/ Muneya Taniguchi
      Name:  Muneya Taniguchi
        Title:  Chief Manager

CITIBANK, N.A., as a Bank and as a Local Currency Bank

By /s/ Kevin A Ege
      Name:  Kevin A Ege
        Title:  Vice President

JPMORGAN CHASE BANK, N.A., as a Bank and as a Local Currency Bank

By /s/ Randolph Cates
      Name:  Randolph Cates
        Title:  Executive Director

BANK OF AMERICA, N.A., as a Bank

By /s/ Jeffrey Armitage
      Name:  Jeffrey Armitage
        Title:  Senior Vice President

AMRO BANK N.V., as a Bank and as a Local Currency Bank

By /s/ W. Stephen Jones
      Name:  W. Stephen Jones
        Title:  Managing Director

By /s/ Brendan Korb
      Name:  Brendan Korb
        Title:  Director

BARCLAYS BANK PLC, as a Bank and as a Local Currency Bank

By /s/ Alicia Borys
      Name:  Alicia Borys
        Title:  Manager

SOCIETE GENERALE, as a Bank and as a Local Currency Bank

By /s/ Kimberly A. Metzger
      Name:  Kimberly A. Metzger
        Title:  Director

ROYAL BANK OF CANADA, as a Bank

By /s/ Meredith Majesty
      Name:  Meredith Majesty
        Title:  Authorized Signatory

ROYAL BANK OF CANADA, acting through its London Branch, as a Local Currency Bank

By /s/ Michael Atherton
      Name:  Michael Atherton
        Title:  Managing Director

TORONTO DOMINION (TEXAS) LLC, as a Bank

By /s/ Debbi L. Brito
      Name:  Debbi L. Brito
        Title:  Authorized Signatory

STANDARD CHARTERED BANK, as a Bank

By /s/ Karen Bershtein
      Name:  Karen Bershtein
        Title:  Associate Director

By /s/ Robert K. Reddington
      Name:  Robert K. Reddington
        Title:  AVP / Credit Documentation Credit Risk Control

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By /s/Damodar Menon
    Name:  Damodar Menon
      Title:  Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By /s/ Christine Howatt
      Name:  Christine Howatt
        Title:  Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Bank

By /s/ Muneya Taniguchi
      Name:  Muneya Taniguchi
        Title:  Chief Manager

LLOYDS TSB BANK plc, as a Bank and as a Local Currency Bank

By /s/ Windsor Davies
      Name:  Windsor Davies
        Title:  Managing Director, Corporate Banking - USA

By /s/ Mario Del Duca
      Name:  Mario Del Duca
        Title:  Managing Director, Corporate Banking - USA

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank and as a Local Currency Bank

By /s/ Patrick Hartweger
      Name:  Patrick Hartweger
        Title:  Vice President

By /s/ John Marlatt
      Name:  John Marlatt
        Title:  Senior Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation), as a Bank

By /s/ Mark Walton
      Name:  Mark Walton
        Title:  Assistant Vice President

MERRILL LYNCH BANK USA, as a Bank

By /s/ Louis Alder
      Name:  Louis Alder
        Title:  First Vice President

ING BANK N.V., DUBLIN BRANCH

By /s/ Maurice Kenny
      Name:  Maurice Kenny
        Title:  Director

By /s/ Sean Hassett
      Name:  Sean Hassett
        Title:  Director

THE BANK OF NEW YORK MELLON (as successor to MELLON BANK, N.A.), as a Bank

By /s/ Daniel J. Lenckos
      Name:  Daniel J. Lenckos
        Title:  First Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By /s/ Navneet Khanna
      Name:  Navneet Khanna
        Title:  Vice President

BNP PARIBAS (as successor to Banca Nazionale Del Lavoro S.p.A., New York Branch), as a Bank

By /s/ Jo Ellen Bender
      Name:  Jo Ellen Bender
        Title:  Managing Director

By /s/ Paul Harris
      Name:  Paul Harris
        Title:  Managing Director

KBC BANK N.V., as a Bank and as a Local Currency Bank

By /s/ Thomas G. Jackson
      Name:  Thomas G. Jackson
        Title:  First Vice President

By /s/ Robert Snauffer
      Name:  Robert Snauffer
        Title:  Managing Director

THE NORTHERN TRUST COMPANY, as a Bank

By /s/ Keith Burson
      Name:  Keith Burson
        Title:  Vice President